UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report: May 26, 2016
(Date of earliest event reported)

A. M. CASTLE & CO.
(Exact name of registrant as specified in its charter)

Maryland	1-5415	36-0879160
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1420 Kensington Road, Suite 220 Oak Brook, IL 60523
(Address of principal executive offices)

Registrant's telephone number including area code: (847) 455-7111

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13 e-4(c) under the Exchange Act (17 CFR 240.13 e-4(c))

Item 8.01    Other Events.

A.M. Castle & Co. (the “Company”) is filing this Current Report on Form 8-K solely to update the Company’s Annual Report on Form 10-K (as amended) for the year ended December 31, 2015 (“the Company's 2015 Annual Report”) to reflect: (i) the revised presentation of the Company’s financials from two reportable segments, Plastics and Metals, to one reportable segment, Metals, and (ii) the reclassification of the historical financial results of the Company’s Plastics business as discontinued operations as a result of the agreement dated March 11, 2016 (as amended) to sell certain assets and liabilities of its subsidiary, Total Plastics, Inc., which represented the Company’s Plastics segment in its entirety, to Prophet Equity of Southlake, Texas (the “Transaction”).

The results of operations of the Plastics business that was sold as part of the Transaction have been reclassified to discontinued operations and the assets and liabilities that were sold as part of the Transaction have been presented in the Company’s consolidated financial statements as assets and liabilities held for sale for all periods presented.

Attached as Exhibits 99.1, 99.2 and 99.3, respectively, to this Current Report on Form 8-K are the updated “Item 6 - Selected Financial Data,” “Item 7 - Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Item 8 - Financial Statements and Supplementary Data” from the Company’s 2015 Annual Report, to reflect the revised segment presentation and the reclassification of the historical financial results of the Plastics business as discontinued operations.

The information set forth in Exhibits 99.1, 99.2 and 99.3, supersedes the corresponding disclosures in the Company's 2015 Annual Report. This Current Report on Form 8-K does not reflect events occurring after the filing of the Company's 2015 Annual Report and does not modify or update the disclosures therein in any way, other than as required to reflect the Plastics business as a discontinued operation. This Current Report on Form 8-K should be read in conjunction with the Company's 2015 Annual Report, and filings made by the Company with the SEC subsequent to the filing of the Company's 2015 Annual Report, including the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2016 and any other Current Reports on Form 8-K filed since the filing date of the Company's 2015 Annual Report on March 16, 2016.

Item 9.01     Financial Statements and Exhibits.

(d) The following exhibits are filed herewith.

Exhibit Number	Description
23.1	Consent of Deloitte & Touche LLP.
23.2	Consent of Grant Thornton LLP.
99.1	Item 6 - Selected Financial Data.
99.2	Item 7 - Management's Discussion and Analysis of Financial Condition and Results of Operations.
99.3	Item 8 - Financial Statements and Supplementary Data.
101
The Consolidated Balance Sheets as of December 31, 2015 and 2014 and the following financial information for the three years in the period ended December 31, 2015 from A.M. Castle & Co.’s Current Report on Form 8-K are formatted in XBRL (Extensible Business Reporting Language): (1) Consolidated Statements of Operations and Comprehensive Loss, (2) Consolidated Balance Sheets, (3) Consolidated Statements of Cash Flows, (4) Consolidated Statements of Stockholders’ Equity, and (5) Notes to Consolidated Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

A.M. CASTLE & CO.

	By:	/s/ Marec E. Edgar
May 26, 2016		Marec E. Edgar
Executive Vice President, General Counsel, Secretary & Chief Administrative Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Deloitte & Touche LLP.
23.2	Consent of Grant Thornton LLP.
99.1	Item 6 - Selected Financial Data.
99.2	Item 7 - Management's Discussion and Analysis of Financial Condition and Results of Operations.
99.3	Item 8 - Financial Statements and Supplementary Data.
101
The Consolidated Balance Sheets as of December 31, 2015 and 2014 and the following financial information for the three years in the period ended December 31, 2015 from A.M. Castle & Co.’s Current Report on Form 8-K are formatted in XBRL (Extensible Business Reporting Language): (1) Consolidated Statements of Operations and Comprehensive Loss, (2) Consolidated Balance Sheets, (3) Consolidated Statements of Cash Flows, (4) Consolidated Statements of Stockholders’ Equity, and (5) Notes to Consolidated Financial Statements.

4